[Image]     Scudder Zero Coupon 2000 Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     February 1, 1998

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     1. What Is The Fund's Objective?

     Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 80% of net assets) in zero coupon securities, including U.S. Government securities and privately stripped coupons on, and receipts for, U.S. Government securities. These securities pay no cash income but are issued at substantial discounts from their value at maturity. When held to maturity their entire return comes from the difference between their issue price and their maturity value. In order to obtain the predicted return, investors should plan to hold shares of the Fund until maturity and elect automatic reinvestment of dividends and distributions. At least 50% of net assets will be invested in zero coupon securities maturing within two years of the Fund's maturity date. The Fund matures on the third Friday of December 2000. At that time, the Fund will be converted to cash and distributed to shareholders or reinvested in another fund of their choice.

     The average duration of the Fund will be maintained within 12 months of the Fund's target date.

     The Fund will invest in zero coupon securities which are rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's Investors Service, Inc. or their equivalents as judged by the adviser.

     3. What Are The Risks Of Investing In The Fund?

     Though it is possible to calculate an anticipated return on an investment in the Fund, the anticipated growth rate of the Fund cannot be guaranteed, as it involves certain assumptions about variable factors, such as reinvestment of dividends and distributions, the expense ratio and Fund composition. The rate will vary from day to day due to changes in interest rates and other market factors affecting the value of the Fund's investments.The net asset value of the Fund's shares increases or decreases with changes in the market value of the Fund's investments which vary inversely with changes in prevailing interest rates. When interest rates rise, the Fund may decline more in price than a fund investing in interest paying securities of similar maturity. The Fund's shares are likely to have substantially more price volatility than shares of funds investing in traditional fixed-income investments. A shareholder who redeems prior to the maturity date (December 2000) may receive a significantly different investment return than was anticipated at the time of purchase.

     You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking returns available on U.S. Government securities with a predictability of return over a selected time period. The Fund may be appropriate for investors planning for future anticipated expenses, such as the college education of children. The Fund may not be appropriate for investors who do not plan to hold their shares until maturity.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Zero Coupon 2000 Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended December 31, 1996, during which Scudder maintained the total annualized expenses of the Fund at not more than 1.00% of average daily net assets. Had Scudder not done so, expenses would have amounted to 1.45%, including 0.60% for management fees. Scudder will continue this expense maintenance until April 30, 1998.

       Investment management fee (after waiver)           0.15%

       12b-1 fees                                         None

       Other expenses                                     0.85%
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       Total Fund operating expenses                      1.00%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $10            $32               $55               $122

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on December 31, 1997 was 4.86%.

     THE ORIGINAL VERSION CONTAINS A BAR CHART HERE:


   BAR CHART TITLE: Total returns for years ended December 31:
   BAR CHART DATA:
                            1988       11.71%
                            1989       20.39
                            1990        4.59
                            1991       20.03
                            1992        8.13
                            1993       16.00
                            1994       -7.93
                            1995       19.08
                            1996        0.65
                            1997        6.53


                    The Fund's Average Annual Total Return
                    for the period ended December 31, 1997


                             One Year           6.53%
                             Five Years         6.40%
                             Ten Years          9.32%


     If the adviser had not maintained the Fund's expenses, average annual total return for the one year, five year and ten year periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms. The Fund is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Stephen A. Wohler has responsibility for overseeing the Fund's day-to-day operations and for implementing the Fund's investment strategies. Mr. Wohler has over 17 years of experience managing fixed-income investments and has been with the Adviser since 1979. Mr. Wohler has been a portfolio manager for the Fund since 1994.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


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     [Image]Scudder Kemper wants you to make informed investment decisions.
     This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder